LEPERCQ-ISTEL FUND

ANNUAL
REPORT
DECEMBER 31, 1997

LEPERCQ-ISTEL FUND

FEBRUARY 15, 1998

DEAR SHAREHOLDERS:

The year 1997 saw an increase in volatility in the stock market. During the year there were two corrections of about 10% and several additional ones of slightly lesser magnitude. The year also ended on a note of concern over the potential impact of the economic problems of Asia on the U.S. economy.

In 1997 the net asset value of your Fund, adjusted for distributions, increased by 9%. The downdraft of the market at the end of the year on concerns over Asia resulted in a loss of a substantial portion of the earlier gains of your Fund.

As has been our custom, at the occasion of the start of the year let us briefly revisit the objectives and policies of your Fund, review the past year, and share with you some of our current thoughts.

INVESTMENT OBJECTIVES AND POLICIES

Your Fund has a primary objective of long-term capital appreciation. Investment income is a secondary consideration. The managers of your Fund pursue these objectives through investment in companies undergoing a transformation that is not properly recognized by the market. Our investment philosophy rests on the belief that as managers we best bring value to our clients through the early identification of change.

REVIEW OF 1997

Near ideal economic conditions in the U.S. consisting of strong growth and low inflation resulted in declining interest rates and another strong year for the U.S. stock market. Large-capitalization growth stocks outperformed all other segments of the market.

Sectors of the Fund that positively contributed to performance were its investments in insurance, medical supplies, semiconductors and pharmaceuticals. Sectors that were a drag on performance were the Fund's investments in specialty finance, pollution management and media.

OUR CURRENT OUTLOOK

1997 was a powerful witness to the success of the U.S. economic model. The U.S. has enjoyed the strongest growth among industrialized nations over the past six years while experiencing benign inflation. The recent problems in Asia have accelerated the region's shift from its quasi-industrial -policy model to one that more closely mimics the U.S.

The current expansion in the U.S. is closing in on a record for longevity while still demonstrating little signs of undue strain. Corporate profit growth is, however, clearly slowing. Profits are expected to grow at a mid-single digit rate this year after growing at a 11.5% rate in 1997. The slowdown in the rate of profit growth is likely to result in continued volatility in the stock market as uncertainty increases over corporate earnings.

We look forward to the rest of 1998 committed to staying focused on stock selection and in investing in companies that are undergoing dynamic change.

Thank you for your continued support.

Sincerely,

/s/ Tsering Ngudu

Tsering Ngudu
President

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                     IN LEPERCQ-ISTEL FUND AND THE S&P 500

                                     1 YEAR

date        Lepercq-Istel Fund             S&P 500
12/96                  $10,000             $10,000
3/97                    $8,812             $10,268
6/97                    $9,842             $12,061
9/97                   $11,823             $12,964
12/97                  $10,895             $13,336


                                    5 YEARS


date        Lepercq-Istel Fund             S&P 500
12/92                  $10,000             $10,000
6/93                   $10,819             $10,487
12/93                  $11,355             $11,007
6/94                   $11,071             $10,634
12/94                  $10,785             $11,152
6/95                   $12,709             $13,406
12/95                  $13,707             $15,343
6/96                   $15,516             $16,892
12/96                  $17,307             $18,865
6/97                   $17,033             $22,754
12/97                  $18,854             $25,161


AVERAGE ANNUAL RATE OF RETURN (%)
for Periods Ended December 31, 1997
  One Year        8.95
  Five Years     13.52
  Ten Years      11.01

                                    10 YEARS


date        Lepercq-Istel Fund             S&P 500
12/87                  $10,000             $10,000
12/88                  $10,715             $11,661
12/89                  $13,055             $15,356
12/90                  $12,182             $14,880
12/91                  $14,290             $19,414
12/92                  $15,072             $20,894
12/93                  $17,114             $23,000
12/94                  $16,255             $23,303
12/95                  $20,659             $32,061
12/96                  $26,084             $39,422
12/97                  $28,418             $52,573

Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997


     NUMBER                                                          MARKET
  OF SHARES                                                           VALUE
 ----------                                                         -------

            COMMON STOCKS - 81.81%
            AUTO PARTS - 2.85%
     20,000 Federal - Mogul                                        $810,000
                                                                 ----------
            BANKS - 5.74%
     15,000 Bank of New York                                        867,188
      7,000 Chase Manhattan                                         766,500
                                                                 ----------
                                                                  1,633,688
                                                                 ----------
            COMMUNICATIONS - 23.34%
     30,000 Ascend Communications*<F1>                              736,875
     35,000 Bay Networks*<F1>                                       894,687
     30,000 Comverse Technology *<F1>                             1,162,500
     65,000 Digital Microwave*<F1>                                  942,500
     40,000 Loral Space &
              Communications*<F1>                                   857,500
     15,000 Motorola                                                855,937
     40,000 Orbital Sciences*<F1>                                 1,190,000
                                                                 ----------
                                                                  6,639,999
                                                                 ----------
            COMPUTERS/INFORMATION - 1.56%
     12,000 Digital Equipment*<F1>                                  444,000
                                                                 ----------
            ENERGY/OIL SERVICES - 2.19%
     42,000 Tesco*<F1>                                              623,681
                                                                 ----------
            INDUSTRIAL/COMMERCIAL
              SERVICES - 4.67%
     30,000 First Data                                              877,500
     16,000 IKON Office Solutions                                   450,000
                                                                 ----------
                                                                  1,327,500
                                                                 ----------
            INSURANCE - 5.59%
     35,000 Conseco                                               1,590,312
                                                                 ----------
            MEDIA-BROADCASTING - 2.59%
     25,000 CBS                                                     735,938
                                                                 ----------
            MEDICAL SUPPLIES - 4.15%
     45,000 CONMED*<F1>                                           1,181,250
                                                                 ----------
            PHARMACEUTICALS - 6.68%
     20,000 Forest Laboratories*<F1>                                986,250
     25,000 Pharmacia & Upjohn                                      915,625
                                                                 ----------
                                                                  1,901,875
                                                                 ----------
            RETAILERS - 4.09%
     15,000 Borders Group* <F1>                                     469,687
     60,000 Kmart* <F1>                                             693,750
                                                                 ----------
                                                                  1,163,437
                                                                 ----------
            SEMICONDUCTOR - 7.44%
     25,000 Adaptec*<F1>                                            928,125
     43,000 Integrated Circuit
              Systems*<F1>                                        1,187,875
                                                                 ----------
                                                                  2,116,000
                                                                 ----------
            SOFTWARE/PROCESSING - 10.92%
     16,000 BMC Software* <F1>                                    1,048,000
     20,835 Network Associates* <F1>                              1,097,744
     25,000 Sterling Commerce* <F1>                                 960,937
                                                                 ----------
                                                                  3,106,681
                                                                 ----------
            Total Common Stocks
              (Cost $16,287,997)                                 23,274,361
                                                                 ----------

            RESTRICTED
              SECURITIES+<F2> - 0.00% (NOTE 2)
     38,020 Westfed Holdings, Class B,
              Common*<F1>                                                 1
    128,290 Westfed Holdings, 15.50%,
              Convertible Preferred* <F1>                                 1
                                                                 ----------
            Total Restricted Securities
              (Cost $11,126,810)                                          2
                                                                 ----------

  PRINCIPAL
     AMOUNT
  ---------

            U.S. TREASURY NOTES - 0.09%
    $25,000 U.S. Treasury Notes,
               9.00%, due 5/15/98                                    25,313
                                                                 ----------
            Total U.S. Treasury Notes
              (Cost $24,961)                                         25,313
                                                                 ----------

            U.S. TREASURY BILLS - 18.06%
 $2,010,000 U.S. Treasury Bills,
              due 1/29/98                                        $2,002,179
  1,095,000 U.S. Treasury Bills,
              due 3/19/98                                         1,083,049
  2,080,000 U.S. Treasury Bills,
              due 4/02/98                                         2,052,908
                                                                 ----------
            Total U.S. Treasury Bills
              (Cost $5,138,404)                                   5,138,136
                                                                 ----------
            Total Investments - 99.96%
              (Cost $32,578,172)                                 28,437,812
                                                                 ----------
            Other Assets
              Less Liabilities - 0.04%                               11,401
                                                                 ----------
            NET ASSETS - 100.00%                                $28,449,213
                                                                ===========

*<F1>Non-income producing security.
+<F2>The Westfed Holdings securities were acquired for a total cost of $2 in conjunction with the Agreement on Transfer of Assets between Lepercq, de Neuflize & Co. Incorporated and Pilgrim Management Corporation. As part of the Agreement on Transfer, the Fund acquired net tax operating loss carryforwards which are further explained in Note 5.

                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997


ASSETS:
  Investments, at market value
     (Cost $32,578,172)
     (Note 2)                                                   $28,437,812
  Receivable for investments
     sold                                                           376,125
  Cash                                                               35,111
  Dividend and Interest
     receivable                                                       6,947
  Other assets                                                       21,225
                                                                -----------
  Total Assets                                                   28,877,220
                                                                -----------
LIABILITIES:
  Payable to Adviser                                                 54,027
  Payable for investments
     purchased                                                      316,348
  Accrued expenses and
     other liabilities                                               57,632
                                                                -----------
  Total Liabilities                                                 428,007
                                                                -----------
NET ASSETS                                                      $28,449,213
                                                                ===========

NET ASSETS CONSIST OF:
  Capital stock                                                 $31,384,151
  Accumulated undistributed
     net realized gains on
     investments                                                  1,205,422
  Net unrealized (depreciation)
     on investments (Note 2)                                    (4,140,360)
                                                                -----------
  Total Net Assets                                              $28,449,213
                                                                ===========

  Shares outstanding
     (unlimited shares of $1.00
     par value authorized)                                        1,481,018
  Net Asset Value, offering
     and redemption price                                            $19.21
                                                                     ======

                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997


INVESTMENT INCOME:
  Dividend income                                                  $128,561
  Interest income                                                   149,463
  Other income                                                           38
                                                                -----------
  Total income                                                      278,062
                                                                -----------
EXPENSES:
  Investment advisory fee                                           186,157
  Administration fee                                                 28,377
  Shareholder servicing fees
     and expense                                                     30,006
  Fund accounting fee                                                24,896
  Custody fees                                                       12,007
  Federal and state registration                                     13,667
  Professional fees                                                  42,272
  Reports to shareholders                                             6,570
  Trustee fees and expenses                                          11,463
  Distribution expenses                                              15,183
  Other                                                               5,627
                                                                -----------
  Total expenses                                                    376,225
                                                                -----------
NET INVESTMENT (LOSS)                                              (98,163)
                                                                -----------
REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
  Net realized gain
     on investments                                               3,520,945
  Change in unrealized
     depreciation on investments                                (1,714,017)
                                                                -----------
  Net realized and unrealized
     gain on investments                                          1,806,928
                                                                -----------
NET INCREASE IN
  NET ASSETS RESULTING
  FROM OPERATIONS                                                $1,708,765
                                                                ===========

                See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                          YEAR ENDED               YEAR ENDED
                                   DECEMBER 31, 1997        DECEMBER 31, 1996
                                   -----------------        -----------------
OPERATIONS:
 Net investment (loss)                     $(98,163)               $(145,100)
 Net realized gain on investments          3,520,945                1,413,250
 Change in unrealized depreciation
   on investments                        (1,714,017)                3,920,329
                                        ------------             ------------
 Net increase in net assets
   resulting from operations               1,708,765                5,188,479
                                        ------------             ------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
 Net realized gains                      (2,035,270)              (1,160,547)
                                        ------------             ------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold                 6,225,042                  779,689
 Proceeds from shares issued to holders in
  reinvestment of dividends                1,089,556                  968,529
 Cost of shares redeemed                 (2,693,972)              (1,852,021)
                                        ------------             ------------
 Net increase (decrease) in net assets from
  capital share transactions               4,620,626                (103,803)
                                        ------------             ------------
TOTAL INCREASE
IN NET ASSETS                              4,294,121                3,924,129
                                        ------------             ------------
NET ASSETS:
 Beginning of year                        24,155,092               20,230,963
                                        ------------             ------------
 End of year (including undistributed
   net investment income of
   $0 and $25,000, respectively)         $28,449,213              $24,155,092
                                        ============              ===========

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS


                                                                 DECEMBER 31,
                                                  ----------------------------------------------
PER SHARE DATA:                                    1997      1996      1995      1994      1993
                                                  -----     -----     -----     -----     -----
Net asset value, beginning of period             $19.03    $15.83    $13.17    $14.84    $14.17
                                                 ------    ------    ------    ------    ------
Income from investment operations:
  Net investment income (loss)                (0.07)(1) (0.11)(1)   0.14(1)      0.18      0.29
  Net realized and unrealized gains                <F3>      <F3>      <F3>
     (losses) on investments                       1.69      4.26      3.42    (0.93)      1.62
                                                 ------    ------    ------    ------    ------
  Total from investment operations                 1.62      4.15      3.56    (0.75)      1.91
                                                 ------    ------    ------    ------    ------
Less distributions:
  Dividends from net
     investment income                               --        --    (0.13)    (0.18)    (0.29)
  Dividends in excess of net
     investment income                               --        --        --    (0.03)    (0.03)
  Distributions from capital gains               (1.44)    (0.95)    (0.77)    (0.71)    (0.92)
                                                 ------    ------    ------    ------    ------
  Total distributions                            (1.44)    (0.95)    (0.90)    (0.92)    (1.24)
                                                 ------    ------    ------    ------    ------
Net asset value, end of period                   $19.21    $19.03    $15.83    $13.17    $14.84
                                                 ======    ======    ======    ======    ======

Total return                                       9.0%     26.3%     27.1%    (5.1)%     13.5%
Supplemental data and ratios:
  Net assets (in millions)
     end of period                                $28.4     $24.2     $20.2     $18.5     $16.6
  Ratio of expenses to
     average net assets                           1.51%  1.65%(2)<F4> 1.50%     1.56%     1.51%
  Ratio of net investment income
     (loss) to average net assets               (0.40)%(0.65)%(2)<F4> 0.89%     1.36%     2.00%
  Portfolio turnover rate                        71.20%    54.13%    59.72%    70.66%    19.88%
  Average commission rate
     per share(3)<F5>                           $0.0825   $0.0917        --        --        --

(1)<F3>Net investment income per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.
(2)<F4>Without voluntary expense reimbursements of $13,000 for the year ended
December 31, 1996,the ratio of expenses to average net assets would have been 1.71% and the ratio of net investment loss to average net assets would have been (0.71)%.
(3)<F5>Average per share amounts of brokerage commissions on portfolio transactions. Required by regulations first effective for the fiscal year ended
December 31, 1996.

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1997

1.   SIGNIFICANT ACCOUNTING POLICIES

 Lepercq-Istel Trust (the "Trust") is registered under the Investment Company
 Act of 1940, as amended, as a diversified, open-end investment company, established under a Declaration of Trust dated April 8, 1986. The Trust was formerly a Delaware corporation established in 1953 known as Istel Fund, Inc.
 On April 8, 1986, the shareholders of Istel Fund, Inc. (the Trust's predecessor) approved a plan of reorganization (the "Reorganization") under which Istel Fund, Inc. converted its corporate structure to change from a Delaware corporation to a Massachusetts business trust. In accordance with the terms and conditions of the Reorganization, Istel Fund, Inc. changed its name to Lepercq-Istel Trust. The Trust currently consists of one series, Lepercq-
 Istel Fund (the "Fund"). The principal investment objective of the Fund is long-term capital appreciation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies.

 a) Investment Valuation--Investments in securities traded on a national securities exchange are valued at the last reported sale on the primary exchange on which they are traded. Investments not listed on a securities exchange and exchange-listed securities for which no sale was reported for that date are valued at the last reported bid price. Once short-term securities have a maturity of 60 days or less, they are valued at amortized cost which approximates market value; prior to that they are marked to market. Restricted securities for which quotations are not readily available are valued at fair value as determined by the Adviser under the supervision of the Board of Trustees.

 b) Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income as well as any net realized gains to its shareholders. Therefore, no federal income tax provision is required. Generally accepted accounting principles require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, accumulated undistributed net investment income has been increased by $73,163, and accumulated undistributed net realized gain on investments has been decreased by $162,567, resulting in a net reclassification adjustment to increase capital stock by $89,404.

 c) Distributions to Shareholders--Dividends from net investment income are declared and paid semi-annually. Distributions of net realized capital gains, if any, will be declared at least annually.

 d) Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 e)  Other--Investment and shareholder transactions are recorded on trade date.
   The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Discounts on securities purchased are amortized over the life of the respective security.

2.   RESTRICTED SECURITIES

 On December 31, 1997, the Fund held certain restricted securities (i.e., securities which may not be publicly sold without registration under the federal Securities Act of 1933, as amended, or without an exemption under such
 Act). These securities were acquired from the Pilgrim Corporate Utilities Fund on July 29, 1994, under an Agreement on Transfer of Assets between Lepercq, de
 Neuflize &Co. Incorporated and Pilgrim Management Corporation. On December 31,
 1997 and on the date these restricted securities were acquired, there were no market quotations available for unrestricted securities of the same class. In the opinion of the Fund's Adviser these securities are worthless.
 Consequently, each position has been valued at $1 for a total value for all restricted securities of $2. The value at which these securities were acquired by the Fund, the original cost of these securities to Pilgrim Corporate
 Utilities Fund and the net unrealized loss that accrues to the Fund from the acquisition of these securities are as follows:

                              ACQUISITION  ORIGINAL COST   NET UNREALIZED LOSS
                              COST TO FUND   TO PILGRIM      ACCRUED TO FUND
                             ------------   ------------    ------------------
 Westfed Holdings, Class B,
 Common                               $1        $1,148           $1,147
 Westfed Holdings,15.50%,
  Convertible Preferred                1    11,125,662       11,125,661
                                            ----------       ----------
 Total restricted securities
 (Market Value of $2 at
 December 31, 1997)                        $11,126,810      $11,126,808
                                           ===========      ===========

3.   AGREEMENTS

 The Fund has entered into an investment advisory agreement with Lepercq, de
 Neuflize &Co. Incorporated (the "Adviser"). The Adviser is entitled to receive a fee, computed and accrued daily and payable quarterly, at the annual rate of 0.75% of the Fund's average daily net assets.

 For the year ended December 31, 1997, the Fund paid Lepercq, de Neuflize
 Securities Inc., a wholly owned subsidiary of the Adviser $15,950 of brokerage commissions.

 Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank-holding company, serves as the Fund's custodian, transfer agent, administrator and accounting services agent.

 The Board of Trustees, on behalf of the Fund, has adopted a distribution plan
 (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940.
 Pursuant to the Plan, the Fund may incur distribution expenses of up to 0.75% per annum of its average daily net assets. The Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which it pays fees of up to 0.25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares of the Fund.
 The Fund incurred $15,183 pursuant to the Plans for the year ended December
 31, 1997.

4.   CAPITAL SHARE TRANSACTIONS

 Transactions in shares of beneficial interest were as follows:

                                     YEAR ENDED          YEAR ENDED
                                 DECEMBER 31, 1997   DECEMBER 31, 1996
                                 -----------------    ----------------
 Shares subscribed                    289,992              44,196
 Shares issued to holders in
   reinvestment of dividends           59,965              51,131
 Shares redeemed                     (138,328)           (103,880)
                                     --------            --------
 Net increase (decrease)              211,629              (8,553)
                                      =======            ========

5.   INVESTMENT TRANSACTIONS

 The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended December 31, 1997, were as follows:

                                           U.S. GOVERNMENT     OTHER
                                           ---------------     ------
 Purchases                                        --       $15,754,224
 Sales                                            --        17,109,758

 At December 31, 1997, gross unrealized appreciation and depreciation of investments for federal income-tax purposes were as follows:

 Appreciation                               $7,400,587
 (Depreciation)                            (11,540,739)
                                           -----------
 Net unrealized depreciation
   on investments                          $(4,140,152)
                                           ===========

 At December 31, 1997, the cost of investments for federal income-tax purposes was $32,577,964.

 The Fund acquired a tax capital loss carryforward from the Pilgrim
 CorporateUtilities Fund on July 29, 1994 under an Agreement on Transfer of
 Assets between the Adviser and Pilgrim Management Corporation. The Fund is limited to recognizing $332,593 of this loss per year until December 31, 2001.
 Net unrealized gains and losses may also differ for book and tax purposes as a result of disallowance for tax purposes of built-in losses that were acquired under the Agreement on Transfer of Assets.

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND
BOARD OF TRUSTEES OF
LEPERCQ-ISTEL TRUST:

We have audited the accompanying statement of assets and liabilities of Lepercq-
Istel Fund (the "Fund"), including the schedule of investments, as of December
31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

/s/ KPMG Peat Marwick LLP

Milwaukee, Wisconsin
January 16, 1998

TRUSTEES

Bruno Desforges     Chairman of the Board; Managing Director, Lepercq, de
                    Neuflize & Co. Incorporated; Director and Chairman of the
                    Board, Lepercq, de Neuflize Securities Inc.

Francois Letaconnoux     Director, President and Chief Executive Officer,
                         Lepercq Inc., Lepercq, de Neuflize &Co. Incorporated
                         and Lepercq, de Neuflize Securities Inc.

Jean-Louis Milin    Managing Director, Banque de Neuflize, Schlumberger, Mallet

Dr. Marvin Schiller*<F6> Former Managing Director, A.T. Kearney, Inc.

Franz Skryanz*<F6>  Financial Consultant; formerly, Treasurer, Chief Financial
                    Officer, Schenkers International

*<F6>Member of Audit, Ethics and Nominating Committees


OFFICERS

Tsering Ngudu       President

Stephen T. Murphy   Secretary & Treasurer

Peter Hartnedy      Controller


Investment Adviser       Lepercq, de Neuflize & Co. Incorporated, New York

Underwriter & Distributor Lepercq, de Neuflize Securities Inc., New York

Dividend Paying Agent,
  Transfer Agent, Custodian,
  Administrator and
  Accounting Services Agent   Firstar Trust Company, Wisconsin

Legal Counsel     Kramer, Levin, Naftalis & Frankel, New York

Independent Auditors     KPMG Peat Marwick LLP, Wisconsin

Lepercq-Istel Fund

1675 Broadway, New York, N.Y. 10019
Telephone:(212) 698-0749
Shareholder Services: (800) 497-1411

This report is issued for the information of shareholders of Lepercq-Istel Fund, and is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current prospectus.


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